John Hancock Funds II
Supplement dated January 10, 2020 to the current prospectus, as may be supplemented

Global Equity Fund (the fund)

At an in-person meeting held on December 10–12, 2019, the Board of Trustees of John Hancock Funds II approved a reduction in the fund’s management fee schedule effective on or about April 29, 2020 (Effective Date).

Therefore, as of the Effective Date, the disclosure regarding the fund’s management fee schedule is amended as follows:

Average daily net assets ($)	Annual Rate (%)
First 1 billion	0.800
Excess over 1 billion	0.790

You should read this Supplement in conjunction with the prospectus and retain it for future reference.